UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2008 (June 13, 2008)
CPEX Pharmaceuticals, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-33895	26 – 1172076

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2 Holland Way Exeter, New Hampshire	03833
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code (603) 658-6100

No change since last report

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-2.1 Separation and Distribution Agreement dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.
Ex-4.1 Rights Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and American Stock Transfer & Trust Company LLC
Ex-4.2 Certificate of Designation of Series A Preferred Stock
Ex-10.1 Tax Sharing Agreement dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.
Ex-10.2 Transition Services Agreement dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.
Ex-10.3 Employee Matters Agreement dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.
Ex-99.1 Information Statement of CPEX Pharmaceuticals, Inc. dated June 13, 2008
Ex-99.2 Press Release, dated June 12, 2008

Item 1.01 Entry into a Material Definitive Agreement.
     In connection with the plan of Bentley Pharmaceuticals, Inc. (“Bentley”) to spin off its drug delivery business conducted through its wholly owned subsidiary, CPEX Pharmaceuticals, Inc. (“CPEX”), on June 13, 2008 (see item 8.01), CPEX entered into definitive agreements with Bentley that, among other things, set forth the terms and conditions of the separation of CPEX from Bentley and provide a framework for the relationship between Bentley and CPEX following the separation. In addition to the Separation and Distribution Agreement, which contains many of the key provisions related to the spin-off of CPEX and the distribution of CPEX’s common shares to Bentley’s shareholders, the parties also entered into, on June 13, 2008, a Tax Sharing Agreement, a Transition Services Agreement, and an Employee Matters Agreement. A summary of certain important features of the material agreements, which are referenced below, can be found in the section entitled “Certain Relationships and Related Party Transactions” in CPEX’s Information Statement, which is attached as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.
Separation and Distribution Agreement
     On June 13, 2008, CPEX entered into a Separation and Distribution Agreement with Bentley that sets forth CPEX’s agreements with Bentley regarding principal transactions necessary to separate CPEX from Bentley. This agreement also sets forth the other provisions that govern certain aspects of CPEX’s relationship with Bentley after the completion of the separation from Bentley and provides for the allocation of assets, liabilities and obligations between CPEX and Bentley in connection with the separation. The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement filed as Exhibit 2.1 hereto.
Tax Sharing Agreement
     On June 13, 2008, CPEX entered into a Tax Sharing Agreement with Bentley that governs the parties’ respective rights, responsibilities and obligations after the distribution with respect to taxes. The description of the Tax Sharing Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Sharing Agreement filed as Exhibit 10.1 hereto.
Transition Services Agreement
     On June 13, 2008, CPEX entered into a Transition Services Agreement with Bentley that governs the orderly transition of both CPEX and Bentley following CPEX becoming an independent company. Under the Transition Services Agreement, CPEX has agreed to provide Bentley with various services, including services relating to accounting, SEC reporting, payroll, financial systems management, telecommunications services, occupancy and information technology services, and Bentley has agreed to provide CPEX with certain clinical trial and intellectual property related services. Bentley will, prior to the separation, pay CPEX in advance for the services which CPEX will provide to Bentley. CPEX will pay Bentley a monthly fee for its transition services, which fee will be based on the costs incurred by Bentley in providing such services. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement filed as Exhibit 10.2 hereto.
Employee Matters Agreement
     On June 13, 2008, CPEX entered into an Employee Matters Agreement with Bentley that allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the separation, including the treatment of outstanding incentive awards and certain retirement and welfare benefit obligations, both in and outside of the United States. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement filed as Exhibit 10.3 hereto.

Item 3.03 Material Modification to Rights of Security Holders
     In connection with Bentley’s previously announced plan to spin off its drug delivery business conducted through its wholly owned subsidiary, CPEX, on June 12, 2008, the Board of Directors of CPEX adopted a Rights Agreement with American Stock Transfer & Trust Company, LLC as rights agent, which was entered into on June 13, 2008, and declared a dividend of one right for each share of CPEX’s common stock to be distributed to holders of record of outstanding shares of CPEX’s common stock at the close of business on June 23, 2008. Each right allows its holder to purchase one one-thousandth of a share of CPEX’s series A preferred stock for $100.00, once the rights become separated from CPEX’s common stock and exercisable. Prior to its exercise, a right does not give its holder any dividend, voting or liquidation rights. In connection with the adoption of the Rights Agreement, CPEX filed with the Delaware Secretary of State a Certificate of Designation authorizing 1,000,000 shares of series A Preferred Stock. More information about the terms of the rights can be found in the section entitled “Description of Capital Stock – Rights Plan” in CPEX’s Information Statement, which is attached as Exhibit 99.1 to this form 8-K and is incorporated by reference into this item. The description of the Rights Agreement, series A Preferred Stock and the terms of the rights set forth under this Item 3.03 is qualified in its entirety by reference to the complete terms and conditions of the Rights Agreement and the Certificate of Designation filed as Exhibit 4.1 and Exhibit 4.2 respectively hereto.
Item 7.01 Regulation FD Disclosure.
     On June 13, Bentley issued a press release announcing that its Board of Directors had approved the distribution to its shareholders of all of its common shares of CPEX, its wholly owned subsidiary. To effect the distribution, Bentley will distribute one CPEX common share for every ten Bentley common shares outstanding as of the close of business on June 20, 2008 (the “Spin-off Record Date”). Fractional shares of CPEX will not be distributed and any Bentley shareholder entitled to receive a fractional share will instead receive a cash payment. The distribution is expected to occur after the close of business on June 30, 2008 to Bentley shareholders of record as of the Spin-off Record Date. The press release, which is attached as Exhibit 99.2, is incorporated herein by reference.
     The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.
Item 8.01 Other Events.
     On June 12, 2008, the Board of Directors of CPEX approved an issuance to Bentley of that number of shares of CPEX common stock such that following such issuance the total number of shares of CPEX common stock outstanding shall equal one share and one right for every ten shares of Bentley common stock outstanding as of the close of business on the Spin-off Record Date.
     On June 12, 2008, Bentley’s Board of Directors approved, and Bentley, on June 12, 2008, issued a press release announcing such approval of, the distribution to Bentley’s shareholders of all of the common shares of CPEX, Bentley’s wholly owned subsidiary. To effect the distribution, Bentley will distribute one CPEX common share for every ten Bentley common shares outstanding as of the close of business on the Spin-off Record Date. Fractional shares of CPEX will not be distributed and any Bentley shareholder entitled to receive a fractional share will instead receive a cash payment. The distribution is expected to occur after the close of business on June 30, 2008 to Bentley shareholders of record as of the close of business on the Spin-off Record Date.
     The Information Statement of CPEX, dated June 17, 2008, which describes for shareholders the details of the distribution and provides information as to the business and management of CPEX, is attached as Exhibit 99.1 to this form 8-K and is incorporated by reference into this item. Shortly after the Spin-off Record Date, the Information Statement will be mailed to Bentley shareholders of record as of the Spin-off Record Date.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.

4.1	Rights Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC

4.2	Certificate of Designation of Series A Preferred Stock

4.3	Form of Rights Certificate (attached as an exhibit to the Form of Rights Agreement filed as Exhibit 4.1 hereto)

10.1	Tax Sharing Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.

10.2	Transition Services Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.

10.3	Employee Matters Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.

99.1	Information Statement of CPEX Pharmaceuticals, Inc., dated June 17, 2008.

99.2	Press Release, dated June 12, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC.

By:	/s/ Robert P. Hebert

Robert P. Hebert
Vice President and Chief Financial Officer
Date: June 18, 2008

CPEX PHARMACEUTICALS, INC
CURRENT REPORT ON FORM 8-K
Report Dated June 18, 2008
EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.

4.1	Rights Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC

4.2	Certificate of Designation of Series A Preferred Stock

4.3	Form of Rights Certificate (attached as an exhibit to the Form of Rights Agreement filed as Exhibit 4.1 hereto)

10.1	Tax Sharing Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.

10.2	Transition Services Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.

10.3	Employee Matters Agreement, dated June 13, 2008, by and between CPEX Pharmaceuticals, Inc. and Bentley Pharmaceuticals, Inc.

99.1	Information Statement of CPEX Pharmaceuticals, Inc., dated June 17, 2008.

99.2	Press Release, dated June 12, 2008.